Exhibit 2

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”)

JPMorgan Chase Bank, National Association

Wells Fargo Bank, National Association

Wells Fargo Securities, LLC

(collectively, the “Specified Parties”)

Re:	BSREP Commercial Mortgage Trust 2021-DC (the “Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2021-DC (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Specified Parties, for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to the Mortgage Loan (as defined herein) contained on the Underwriting File (as defined herein), Underwritten Rent Roll (as defined herein) and ASR (as defined herein) (collectively, the “Subject Matter”) relating to the Issuing Entity’s securitization transaction as of 27 July 2021. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, JPMorgan Chase Bank, National Association (“JP Morgan”), on behalf of the Depositor, provided us with:

a.	Certain electronic data files (the “Borrower Operating Statement Data Files”) prepared by the Mortgage Loan borrower(s) containing revenue and expense information relating to the historical three year period (the “Historical 3 Year Period”) and most recent trailing twelve month period (the “TTM Period,” together with the Historical 3 Year Period, the “Historical Periods”) for the Collateral Properties (as defined herein) that secure the Mortgage Loan,
b.	The most recent appraisal reports (the “Appraisals”) prepared for JP Morgan, which contain the appraiser’s estimated year one (the “Year One Period,” together with the Historical Periods, the “Specified Periods”) revenue and expense information for the Collateral Properties that secure the Mortgage Loan,
c.	An electronic file with JP Morgan’s calculation of the physical occupancy rate for the Historical Periods (the “Historical Occupancy File”) for the Collateral Property that secures the Mortgage Loan,
d.	An asset summary report (the “ASR”),

e.	The most recent electronic borrower rent roll file (the “Borrower Rent Roll File”) for the Collateral Properties that secure the Mortgage Loan,
f.	A copy of the ground rent abstract (the “Ground Rent Document”) for the Collateral Properties that secure the Mortgage Loan,
g.	The lease estoppels (the “Estoppels”) and lease agreements (the “Leases,” together with the Lease Agreements, the “Lease Documents”) relating to the tenants at the Collateral Properties that secure the Mortgage Loan,
h.	The borrower budget (the “Borrower Budget”) prepared by the Mortgage Loan borrower(s) for the Collateral Properties that secure the Mortgage Loan,
i.	An underwritten rent roll (the “Underwritten Rent Roll”) for the Collateral Properties that secure the Mortgage Loan,
j.	An electronic underwriting file (the “Underwriting File”) prepared by JP Morgan containing:
i.	The revenue and expense information for the Specified Periods and
ii.	The underwritten revenue and expense information for the underwritten period (the “Underwritten Period”)

for the Collateral Properties that secure the Mortgage Loan,

k.	Instructions, assumptions and methodologies (the “Underwriting Instructions and Adjustments”) used to prepare the information on the ASR, Underwritten Rent Roll and/or Underwriting File, which were included as footnotes to the Underwriting File and/or were separately provided in e-mail or other written correspondence from JP Morgan and
l.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Borrower Operating Statement Data Files, Appraisals, Historical Occupancy File, Borrower Rent Roll File, Ground Rent Document, Lease Documents and Borrower Budget are hereinafter collectively referred to as the “Source Documents.”

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Source Documents, ASR, Underwritten Rent Roll, Underwriting File, Underwriting Instructions and Adjustments and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A with respect to the ASR, Underwritten Rent Roll or Underwriting File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents, ASR, Underwriting Instructions and Adjustments or any other information provided to us, or that we were instructed to obtain, as applicable, by JP Morgan, on behalf of the Depositor, upon which we relied in forming our findings. We performed no procedures to compare any information contained in any Source Document or ASR, to any information contained in any other Source Document or ASR. Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loan, (b) the ability of any Mortgage Loan borrower(s) to repay the Mortgage Loan, (c) questions of legal or tax interpretation or (d) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor or JP Morgan, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	The value of the collateral securing the Mortgage Loan,
ii.	Whether the originator(s) of the Mortgage Loan complied with federal, state or local laws or regulations or
iii.	Any other factor or characteristic of the Mortgage Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

27 July 2021

Attachment A Page 1 of 4

Background

For the purpose of the procedures described in this report, the Depositor indicated that the assets of the Issuing Entity will primarily consist of a floating rate commercial mortgage loan (the “Mortgage Loan”) secured by first priority mortgage liens on a portfolio of commercial properties (collectively, the “Collateral Properties”).

Procedures performed and our associated findings

Operating Statement Comparison and Recalculation Procedures

1.	Using:
a.	Information on the Borrower Operating Statement Data Files and
b.	Information in the Appraisals

for the Mortgage Loan, we compared, or recalculated and compared:

i.	The effective gross revenue or total revenues,
ii.	Total expenses and
iii.	Net operating income or net cash flow

for the Specified Periods that are shown in the Source Document(s) listed above (as applicable) to the corresponding information on the Underwriting File. We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to:

a.	Omit non-cash and non-recurring revenues and expenses that are shown on the Borrower Operating Statement Data Files from the comparison of the information that is shown on the Underwriting File and
b.	Use a materiality threshold of +/- 3%, calculated as a percentage of the value as shown in the Source Document(s) listed above (as applicable), which is also below $10,000.

Historical Occupancy Comparison Procedures

2.	Using information on the Historical Occupancy File for the Mortgage Loan, we compared the physical occupancy rate for the Historical Periods on the Historical Occupancy File to the corresponding physical occupancy rate on the Underwriting File. We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to use an absolute materiality threshold of +/- 0.5%.

Attachment A Page 2 of 4

Supporting Expense Comparison and Recalculation Procedures

3.	Using:
a.	Information in the Ground Rent Document and
b.	The Underwriting Instructions and Adjustments

for the Mortgage Loan, we compared, or recalculated and compared, the ground rent expense of the Mortgage Loan for the Underwritten Period, as shown in the Source Document(s) listed above (as applicable), to the corresponding information on the Underwriting File. We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to use a materiality threshold of +/- 5%, calculated as a percentage of the value as shown in the Source Document(s) listed above (as applicable).

4.	Using information in the Borrower Budget for the Mortgage Loan, we compared tax expense and insurance expense amounts for the Underwritten Period in the Borrower Budget to the corresponding information on the Underwriting File. We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to only identify differences where the tax expense and insurance expense amounts in the Borrower Budget exceeded a -5% and -$10,000 variance from the corresponding amounts on the Underwriting File that were not explained in the Underwriting Instructions and Adjustments.

Attachment A Page 3 of 4

Lease Expiration and Termination Comparison Procedures

5.	Using:
a.	Information in the Leases and
b.	Information in the Estoppels

for the Collateral Properties that secure the Mortgage Loan, we compared:

i.	The lease expiration date only for the tenants (ordered, from largest to smallest, by the underwritten commercial base rent revenue of each tenant) that comprise 80% of the aggregate underwritten commercial base rent revenue (a maximum of ten tenants), as shown on the Underwritten Rent Roll, at the Collateral Properties that secure the Mortgage Loan and
ii.	The lease early termination options for the ten largest tenants (by underwritten commercial base rent revenue) at the Collateral Properties that secure the Mortgage Loan,

all as shown in the Source Document(s) listed above (as applicable), to the corresponding information on the Underwritten Rent Roll (or ASR if the lease early termination options are not shown on the Underwritten Rent Roll). We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of the lease expiration date comparison procedures, the Depositor instructed us to use a materiality threshold of +/- 90 days.

Underwritten Cashflow Comparison and Recalculation Procedures

6.	Using:
a.	Information on the Underwriting File,
b.	Information in the Source Documents,
c.	Information in the ASR,
d.	Information on the Underwritten Rent Roll and
e.	The Underwriting Instructions and Adjustments

for the Mortgage Loan, we recalculated and compared the underwritten revenue and expense line items on the Underwriting File. We provided JP Morgan a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to use a materiality threshold for each underwritten revenue and expense line item of +/- 3%, calculated as a percentage of the value as shown on the Underwriting File, which is also below $25,000.

Attachment A Page 4 of 4
7.	Subsequent to the performance of the procedures described in the preceding Items, JP Morgan, on behalf of the Depositor, provided us with an updated ASR, Underwritten Rent Roll and Underwriting File for the Mortgage Loan, which included updated Underwriting Instructions and Adjustments. As instructed by the Depositor, we compared the results of the recalculations or comparisons for the Mortgage Loan that are described in the preceding Items to the corresponding information on the updated ASR, Underwritten Rent Roll or Underwriting File. All such compared information was in agreement. Attached as Exhibit 1 to Attachment A is a schedule for the Mortgage Loan (the “AUP Findings Schedule”), which contains the primary Source Documents for the Mortgage Loan that were used to perform the procedures described in the preceding Items above and the results of the comparison procedures described in the preceding two sentences of this Item.

Exhibit 1 to Attachment A

AUP Findings Schedule

BSREP Commercial Mortgage Trust 2021-DC

The following Items 1. to 6. refer to the procedures described in Attachment A:

Item	Description of the Procedures	Primary Source Document(s) Used	Findings
OPERATING STATEMENT COMPARISON AND RECALCULATION PROCEDURES
1	Compare, or recalculate and compare, the (i) effective gross revenue or total revenues, (ii) total expenses and (iii) net operating income or net cash flow information in the Source Document(s) listed (as applicable) for the Specified Periods to the corresponding information on the Underwriting File. Identify any variance above a 3% and $10,000 threshold.	Borrower Operating Statement Data Files and Appraisals	No Exceptions Noted
HISTORICAL OCCUPANCY COMPARISON PROCEDURES
2	Compare the physical occupancy rate for the Historical Periods in the Source Document(s) listed (as applicable) to the physical occupancy rates on the Underwriting File. Identify any variance above a 0.5% threshold.	Historical Occupancy File	No Exceptions Noted
SUPPORTING EXPENSE COMPARISON AND RECALCULATION PROCEDURES
3	Compare, or recalculate and compare, the ground rent expense in the Source Document(s) listed (as applicable) for the Underwritten Period to the corresponding amount on the Underwriting File. Identify any variance above a 5% threshold.	Ground Rent Document and Underwriting Instructions and Adjustments	No Exceptions Noted
4	Compare the tax expense and insurance expense amounts in the Source Document(s) listed (as applicable) to the corresponding amounts for the Underwritten Period on the Underwriting File. Identify any variance above a -5% and -$10,000 threshold.	Borrower Budget	No Exceptions Noted
LEASE EXPIRATION AND TERMINATION COMPARISON PROCEDURES
5	Compare the lease expiration date (only for the tenants (ordered by underwritten base rent revenue of each tenant) that comprise 80% of the aggregate underwritten base rent revenue) with a maximum of 10 tenants and lease early termination options (for the top ten tenants by underwritten base rent revenue) that are shown in the Source Document(s) listed (as applicable) to the corresponding information on the Underwritten Rent Roll (or ASR if the lease early termination options are not shown on the Underwritten Rent Roll). Identify any variance above a 90-day threshold.	Leases and Estoppels	No Exceptions Noted
UNDERWRITTEN CASHFLOW COMPARISON AND RECALCULATION PROCEDURES
6	Using the information on the Underwriting File, Source Documents, ASR, Underwritten Rent Roll and the Underwriting Instructions and Adjustments (footnotes), recalculate the underwritten revenue and expense line items that are shown on the Underwriting File. Identify any variance above a 3% and $25,000 threshold.	Underwriting File, Source Documents, ASR, Underwritten Rent Roll and Underwriting Instructions and Adjustments	No Exceptions Noted
**N/A: Not Applicable